United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2026

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, $2.00 par value)	MSBIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2026, the Board of Directors (the “Board”) of Midland States Bancorp, Inc. (the “Company”) increased the size of the Board from ten members to eleven members and appointed James F. Deutsch as a Class II director of the Company, with a term expiring at the Company’s 2027 annual meeting of shareholders. Mr. Deutsch was also appointed to the Board of Directors of the Company’s wholly owned subsidiary, Midland States Bank.

Mr. Deutsch is a senior partner of Patriot Financial Partners, L.P. (“Patriot”), a private equity fund specializing in investments in the financial services industry and current shareholder of the Company. The Board determined it was advisable to make such appointment after considering Mr. Deutsch’s qualifications and experience, the recommendation of the Company’s Nominating and Corporate Governance Committee, the Company’s and such Committee’s criteria for directors, and applicable Nasdaq rules regarding director independence.

As a non-employee director of the Company, Mr. Deutsch will be entitled to receive the compensation payable to non-employee directors of the Company, as disclosed in its proxy statement for its 2025 annual meeting of shareholders, filed with the Securities and Exchange Commission on July 1, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release of Midland States Bancorp, Inc., dated February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026	Midland States Bancorp, Inc.

	By:	/s/ Eric T. Lemke
Eric T. Lemke
Chief Financial Officer